UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

International Disciplined Equity Fund	April 30, 2021
PRCNX	Investor Class
PRNCX	Advisor Class
RICIX	I Class

T. ROWE PRICE INTERNATIONAL DISCIPLINED EQUITY FUND

HIGHLIGHTS

■	Your fund returned 26.20% in the six months ended April 30, 2021, underperforming the benchmark MSCI EAFE Index Net and its Lipper peer group average.

■	The International Disciplined Equity Fund’s relative returns were hurt by stock selection in the consumer staples and consumer discretionary sectors and allocation effects (our cash position). Stock selection in the industrials and business services and communication services sectors contributed positively, however.

■	The portfolio’s disciplined investment process is focused on uncovering promising companies that generate strong revenue, earnings, and cash flows at discounted prices. As always, our aim is to manage downside risk amid the uncertain near-term environment for international equities.

■	While periods of rich valuation are often followed by lower future returns, it is hard to ignore the great near-term setup for stocks given the easy year-over-year revenues and earnings comparisons, vaccine rollouts helping economies reopen, and central bank largesse. Of course, some stocks may already fully reflect this great setup, forcing us to be highly selective in our investments.

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*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced very strong returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2021, while rising yields weighed on returns for bond investors. Although the coronavirus continued to spread in many regions, the beginning of vaccine distributions led investors to look beyond negative headlines in anticipation of a strong economic recovery.

All major global and regional equity benchmarks recorded positive results during the period, and returns in the 20% to 40% range were common across developed and emerging markets. Reports of successful vaccine trials in November increased hopes for a return to normalcy in 2021 and spurred a rotation toward segments that had been beaten down in the initial phase of the pandemic.

After a long period of underperformance, value shares outperformed their growth counterparts during the six-month period, and sector leaders also changed. Energy stocks produced strong gains as oil prices rebounded to their highest level in more than two years, and financials also outperformed as banks benefited from rising longer-term interest rates and improved lending margins. Meanwhile, information technology and consumer discretionary companies, which had been the big winners in the early days of the pandemic, trailed wider benchmarks, although they continued to produce solid gains. A weaker U.S. dollar aided returns for U.S. investors in most regions.

Besides the rollout of vaccines, extraordinary fiscal and monetary support from global governments and central banks remained a key factor in providing a supportive backdrop for markets. In the U.S., President Joe Biden signed the American Rescue Plan Act—a $1.9 trillion program that included direct payments of up to $1,400 to most Americans—into law in March. Central banks kept short-term lending rates near or even below zero, and both the Federal Reserve and the European Central Bank emphasized that the time had not yet arrived for scaling back asset purchases designed to keep downward pressure on long-term interest rates.

Although some regions continued to be impacted by lockdowns, there were signs of a rebound in many economies. The International Monetary Fund increased its forecast for global growth in 2021 to 6%, which would mark the fastest growth rate since 1976, and corporate earnings reports were generally better than expected.

While stock investors looked favorably on the continued accommodative policies and positive economic news, bond investors became concerned about rising inflation. As a result, yields of longer-term Treasuries and other high-quality sovereign debt surged during the period, weighing on returns in many fixed income sectors. High yield bonds, which are less sensitive to interest rate changes, produced strong results though, and tax-free municipal bonds recorded positive returns as states received pandemic-related financial assistance from the federal government and state tax revenues held up better than expected.

As we look ahead, the widespread rollout of vaccines, very supportive monetary and fiscal policies, and the release of pent-up consumer demand could provide support for additional market gains. However, we are aware that there are risks in this environment. Valuations are expensive under all but the most optimistic scenarios. In addition, there are signs of speculation in markets, as shown by the rapid rise in cryptocurrencies and capital formation through less conventional vehicles.

During the tumultuous market volatility of February and March 2020, our portfolio managers remained rooted in company fundamentals and focused on the long term—identifying companies with balance sheets that appeared strong enough to get them to the other side of this pandemic was a particular focus. As we hopefully move forward to better days, our investment teams will continue to follow this approach, applying strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital through investments in stocks of non-U.S. companies.

FUND COMMENTARY

How did the fund perform in the past six months?

The International Disciplined Equity Fund returned 26.20% in the six-month period ended April 30, 2021. The fund underperformed its benchmark, the MSCI EAFE Index Net, and the Lipper peer group of international multi-cap core funds. (Returns for the Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

At the portfolio level, sector allocation decisions detracted from relative returns to a greater extent than stock selection contributed to relative performance. Amid a strong period for international equities, we remained defensively postured at the margin, sticking with companies that offered sound fundamental value. Our investment in high-quality companies with solid fundamental value hurt our relative returns as low-quality names rallied.

Stock selection and our overweight allocation to the consumer staples sector, which was a below-average performer in the benchmark, was the portfolio’s largest drag on relative performance. We added to our significant holding in Suntory Beverage & Food, Japan’s second-largest soft drinks manufacturer, which traded modestly lower. The soft drinks industry has struggled and is, in many ways, the poster child for deflation in Japan. Suntory’s key competitive advantage is superb marketing prowess, as demonstrated by its brilliant campaigns for Boss coffee. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We initiated a position in Alibaba Group Holding on weakness and modestly added to our holdings in the consumer discretionary sector. However, our substantial position in Alibaba was the largest relative performance detractor in the sector. The shares of China’s dominant online retailer fell during the reporting period, as investors appeared to become increasingly concerned about regulatory scrutiny, losses in several of the company’s non-core businesses, and a stiffer competitive environment. We expect Alibaba to continue to grow and favor the firm’s long-term prospects, given its asset-light business model, which we believe is scalable and highly cash flow generative.

We also added to our position in Shimano, which continued to report solid revenues and earnings that exceeded analysts’ estimates. The Japanese bicycle and component producer benefited from rising interest in bicycle purchases due to the coronavirus, as it is a social distancing-compliant sport and mode of transportation. Although the shares languished over the period, we have maintained a substantial position in the stock because we think that Shimano is a share gainer in a growing market that should continue to expand in the coming quarters.

Stock selection in the industrials and business services sector generated a strong contribution. Our substantial positions in aerospace and defense holdings were among the fund’s best absolute and relative performance contributors. Our overweight position in France-based Thales posted strong gains during the reporting period. The global electrical systems manufacturer provides design services for the aerospace, defense, and security and transport markets. Our conviction in the holding, in part, based on management’s strong guidance, was handsomely rewarded in the period. We believe that the firm’s post-pandemic earnings growth is secure, and the shares hold long-term promise.

Our large position in Alfa Laval, which is an attractively priced global market leader in heat transfer and separation equipment tied to efficient energy production for the marine, food and beverage, and pharmaceutical industries, generated a solid contribution in the six-month period. The company operates a high-quality business that should benefit as a late-cycle, cyclical-growth investment. The company has a broad environmental portfolio and could be a “green winner” with its latest-generation heat exchangers that reduce carbon emissions.

The communication services sector includes a multitude of rapidly growing companies, but following the recent runup, we have been challenged to justify holding companies that no longer offer compelling risk/reward characteristics. As we expected, the market quickly warmed to advertising agency JCDecaux, the biggest contributor to relative returns in the sector, in light of the positive news of the vaccine rollout. We see the risk/reward characteristics of this fundamentally solid company as compelling. Profit margins and returns are poised to expand, and management’s outlook for 2021 is encouraging.

How is the fund positioned?

We continue to manage the fund with a keen awareness of the risk/reward trade-offs and believe this fundamental focus will allow us to deliver long-term outperformance and help to mitigate the impact of market volatility. The fund’s regional, sector, and industry positioning is the result of bottom-up stock selection. While we may have a qualitative macroeconomic view, our disciplined investment process keeps us from chasing stocks that are rising on momentum-driven forces rather than their fundamentals.

We look to own a diverse blend of stocks with solid fundamentals—those that generate stable cash flow, revenue, and earnings—and that offers compelling risk/reward characteristics. We modestly added to our stake in the industrials and business services sector. Among the defensive sectors of the market, the sector appears to offer a compelling combination of fundamentals, earnings growth, and valuation. Our largest portfolio initiation was a position in UK-listed Rolls-Royce, which manufactures and services integrated power systems for the civil aerospace, military, marine, and energy sectors. The company had underperformed due to the coronavirus, and we believe that the market is overly focused on the near-term sales pressure, presenting us with a compelling buying opportunity. The stock remains levered to the post-pandemic, long-haul travel reopening and, unlike most “recovery” stories, is pricing in very little of the expected rebound.

We took profits and eliminated our position in Vodafone, which was among our biggest sales in the period. While Europe’s largest mobile operator has a diversified base of operations across multiple countries, the catalyst for holding the position changed, and we think the stock has limited upside from here. The company boasts solid fundamental underpinnings, but we believe that there are better long-term return opportunities in the space.

What is portfolio management’s outlook?

We believe that most markets are trading above their long-term valuation averages. While we don’t endeavor to or rely on market forecasting, understanding our starting point is, perhaps, somewhat more important than prognostication on the end game. Equity markets were volatile in the six-month reporting period, but thanks to the long-awaited coronavirus vaccine rollout and unprecedented central bank stimulus, many global markets have generated strong gains.

Last year was a year of two extremes. For much of the year, high-beta momentum growth stocks outperformed. It is unusual at the start of an economic downturn for technology-focused companies, often with no positive cash generation, to outperform. The lockdown and the work-from-home environment drove demand, even as overall spending collapsed. Since November and the announcement of efficacious vaccines, low-quality, high-beta cyclicals—often considered value stocks—rallied. Since the strategy aims to own low-beta, high-quality, attractively valued companies, the market environment was a style headwind.

We believe that most markets are now trading well above their long-term valuation averages, and we do not expect relative factor moves to be as extreme going forward. The long-term historical data show that periods of rich valuation are often followed by lower future returns. However, it is hard to ignore the great setup for stocks in the near term given the easy year-over-year revenues and earnings comparisons, vaccine rollouts helping economies reopen, and central bank largesse. One could easily argue that stocks already fully reflect this great setup, forcing us to be highly selective in our investments.

There are a few debates going on in the market right now. The two that spring to the fore are (1) growth versus value and which style will seize leadership and (2) has the market reached bubble valuation levels, a precursor to an impending market collapse? On the former, attempting to ascribe growth or value styles as a yardstick for market leadership is overly simplistic. However, in our opinion, the most important indicator is the yield on Treasuries. We cannot ignore how low yields have propelled equity multiples in many sectors and regions to giddy heights. On the bubble front, it is hard to ignore that certain segments of the market and various asset classes are indeed looking rich from a valuation perspective.

Our positioning remains focused and selective. We will continue to apply a disciplined, absolute valuation framework—driven by bottom-up, fundamental research, with an awareness of macroeconomic conditions—in an effort to provide our shareholders above-benchmark, risk-adjusted performance. Our disciplined investment process seeks to uncover promising companies that generate strong revenue, earnings, and cash flows at discounted prices. We remain focused on managing downside risk amid the uncertain near-term environment for international equities. We believe that our deep and talented research team and our unwavering focus on bottom-up stock selection will be the primary drivers for our long-term investment success.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The fund is nondiversified, meaning it may invest a greater portion of its assets in a single company and own more of the company’s voting securities than permissible for a diversified fund.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/21
Groupe Bruxelles Lambert, Belgium	2.0%
Nestle, Switzerland	1.8
Total, France	1.8
Smith & Nephew, United Kingdom	1.8
BHP, United Kingdom	1.7
Novartis, Switzerland	1.7
Roche Holding, Switzerland	1.7
Sampo, Finland	1.7
Rolls-Royce, United Kingdom	1.7
Wendel, France	1.7
HAL Trust, Netherlands	1.6
Thales, France	1.6
Sanofi, France	1.6
Continental, Germany	1.6
Mitsubishi Corporation, Japan	1.6
BAE Systems, United Kingdom	1.6
Red Electrica, Spain	1.5
CK Hutchison Holdings, Hong Kong	1.5
Suntory Beverage & Food, Japan	1.5
National Grid, United Kingdom	1.5
Mitsubishi Electric, Japan	1.5
Unilever, United Kingdom	1.5
Kirin Holdings, Japan	1.4
Astellas Pharma, Japan	1.4
Otsuka Holdings, Japan	1.4
Total	**40.4%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
BELGIUM 2.0%		
Common Stocks 2.0%		
Groupe Bruxelles Lambert	99,268	10,855
Total Belgium (Cost $8,057)		**10,855**
CANADA 3.8%		
Common Stocks 3.8%		
Brookfield Asset Management, Class A	102,350	4,665
Power Corp. of Canada	154,674	4,505
Sprott Physical Gold & Silver Trust (USD) (1)(2)	397,500	7,223
Tricon Residential	422,492	4,482
Total Canada (Cost $13,705)		**20,875**
CHINA 1.0%		
Common Stocks 1.0%		
Alibaba Group Holding, ADR (USD) (1)	23,900	5,520
Total China (Cost $5,885)		**5,520**
DENMARK 1.1%		
Common Stocks 1.1%		
H Lundbeck	190,772	5,874
Total Denmark (Cost $6,099)		**5,874**
FINLAND 3.8%		
Common Stocks 3.8%		
Kojamo	318,411	6,896
Metso Outotec	439,284	4,935
Sampo, A Shares	196,339	9,313
Total Finland (Cost $16,382)		**21,144**
FRANCE 11.3%		
Common Stocks 11.3%		
EssilorLuxottica	45,487	7,571
Eurofins Scientific (1)	66,326	6,569
JCDecaux (1)	252,010	6,416

Sanofi	84,818	8,892
Schneider Electric	32,427	5,174
Thales	87,596	8,930
TOTAL	222,062	9,815
Wendel	69,042	9,190
Total France (Cost $47,214)		**62,557**
GERMANY 10.1%		
Common Stocks 8.8%		
BASF	91,588	7,381
Bayer	111,123	7,191
Beiersdorf	58,716	6,627
Continental (1)	65,783	8,890
Deutsche Telekom	334,317	6,434
Munich Re	23,717	6,853
Siemens	32,176	5,368
		48,744
Preferred Stocks 1.3%		
Henkel (3)	61,656	7,082
		7,082
Total Germany (Cost $44,620)		**55,826**
HONG KONG 1.5%		
Common Stocks 1.5%		
CK Hutchison Holdings	1,007,972	8,238
Total Hong Kong (Cost $6,460)		**8,238**
ITALY 2.2%		
Common Stocks 2.2%		
Eni	441,263	5,256
EXOR	83,314	6,838
Total Italy (Cost $8,823)		**12,094**
JAPAN 15.5%		
Common Stocks 15.5%		
Asics	345,700	5,493
Astellas Pharma	513,300	7,726

Hoshizaki	84,500	7,507
Hoya	48,500	5,513
Japan Tobacco	373,700	7,010
Kirin Holdings	416,700	7,825
Mitsubishi	320,500	8,862
Mitsubishi Electric	524,000	8,074
Nippon Telegraph & Telephone	236,400	5,960
Otsuka Holdings	199,900	7,661
Shimano	24,200	5,534
Suntory Beverage & Food	243,600	8,223
Total Japan (Cost $76,452)		**85,388**

NETHERLANDS 7.0%

Common Stocks 7.0%

ASML Holding	11,792	7,655
HAL Trust	49,933	8,941
Heineken	63,926	7,415
Koninklijke Philips (1)	131,695	7,447
Prosus	66,279	7,193
Total Netherlands (Cost $26,260)		**38,651**

SPAIN 2.9%

Common Stocks 2.9%

Amadeus IT Group, A Shares (1)	111,634	7,602
Red Electrica	457,011	8,390
Total Spain (Cost $13,744)		**15,992**

SWEDEN 5.8%

Common Stocks 5.8%

Alfa Laval	154,152	5,206
Industrivarden, C Shares	193,617	6,984
Investor, B Shares	76,991	6,535
L E Lundbergforetagen, B Shares	123,784	7,068
Millicom International Cellular, SDR (1)	162,929	6,439
Total Sweden (Cost $21,812)		**32,232**

SWITZERLAND 7.5%		
Common Stocks 7.5%		
Barry Callebaut	2,854	6,301
Nestle	83,514	9,966
Novartis	110,381	9,419
Roche Holding	28,556	9,314
UBS Group	425,583	6,499
Total Switzerland (Cost $36,182)		**41,499**
UNITED KINGDOM 16.7%		
Common Stocks 16.7%		
Amcor, CDI (AUD)	468,032	5,464
BAE Systems	1,252,090	8,746
BHP Group	315,935	9,514
boohoo Group (1)	1,416,800	6,649
Burberry Group (1)	261,034	7,430
GlaxoSmithKline	351,428	6,494
Great Portland Estates	726,943	6,958
National Grid	644,686	8,127
Rolls-Royce Holdings (1)	6,371,241	9,221
Smith & Nephew	446,766	9,670
Smiths Group	243,980	5,479
Unilever (EUR)	137,978	8,057
Total United Kingdom (Cost $76,562)		**91,809**
SHORT-TERM INVESTMENTS 8.8%		
Money Market Funds 8.8%		
T. Rowe Price Government Reserve Fund, 0.02% (4)(5)	48,404,444	48,404
Total Short-Term Investments (Cost $48,404)		**48,404**
Total Investments in Securities		
101.0% of Net Assets (Cost $456,661)		**$ 556,958**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Organized as a closed-end management investment company.

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Disciplined Equity Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments in stocks of non-U.S. companies. The fund has three classes of shares: the International Disciplined Equity Fund (Investor Class), the International Disciplined Equity Fund–Advisor Class (Advisor Class) and the International Disciplined Equity Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $186,448,000 and $287,021,000, respectively, for the six months ended April 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/ tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2020, the fund had $4,877,000 of available capital loss carryforwards.

At April 30, 2021, the cost of investments for federal income tax purposes was $469,907,000. Net unrealized gain aggregated $87,083,000 at period-end, of which $102,921,000 related to appreciated investments and $15,838,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At April 30, 2021, the effective annual group fee rate was 0.28%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended April 30, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $361,000 remain subject to repayment by the fund at April 30, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended April 30, 2021, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $14,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations agreed to by the Advisor with respect to the Investor Class, Advisor Class, and I Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the second quintile (Investor Class Expense Group) and first quintile (Advisor Class Expense Group and Expense Universe), and the fund’s total expenses ranked in the third quintile (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2021